Q4 & FY’23 Earnings Presentation NN Inc. | March 12, 2024

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 2 Forward Looking Statement & Disclosures Except for specific historical information, many of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises, on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found at the back of this presentation or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.”

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 3 Results As Expected, Carrying Momentum Into 2024 Launched business transformation in May 2023; early results have been accomplished largely with existing team. • Initiated culture change: (1) increased accountability to outcomes, (2) more aggressive new business agenda, and (3) bluntly addressed underperforming areas • More strategic about spending money and investing capital Made immediate improvement in EBITDA and free cash flow (FCF) generation during full-year 2023; top line sales improvements will take more time. Significantly increased dollar amount of new awards. • Attacked the ~$100 million of unprofitable business in the portfolio • Committed to free cash flow generation and debt paydown Initiated several mid-term/longer actions to more substantially grow sales, EBITDA, and free cash flow. • Expanded growth program; kicked off 2 internal startups (connect & protect and medical), and added new people and new advanced capabilities • Implemented global cost productivity program 2024 demand environment is steady to year-end 2023, improvement actions are underway. • 2024 results will gradually reflect transformation work along the way Net Sales Q4: $113M FY: $489M • Power Solutions* (9.4%) • Mobile Solutions* +3.3% Adjusted EBITDA Q4: $10M FY: $43M • FY’23 Loss from Ops ($21.8M) • FY'23 Adjusted Operating Income $3.1M Free Cash Flow Q4: $1M FY: $12M • $12.5M in 2H’23 • Delivered on key objectives prioritizing cash flows New Awards Q4: $26M FY: $63M • Step-change underway in commercial initiatives; leading to faster, larger new awards * Comparisons are FY’23 vs. FY’22

Transformation On Track


~30%

Status	Goal	Progress and 2024 Actions
	1. **Strengthen Leadership & Accountability**	• Adding talent in sales, engineering, procurement, and manufacturing • Reducing headcount in underperforming areas • Bolstering operational processes and systems infrastructure • Strengthening teamwork and collaboration • Renewing focus on customer engagement, satisfaction, and growth
	2. **Fix Unprofitable Business Areas**	• Addressing unprofitable business strips • Utilizing open capacity to add new business at a faster pace • Cost-out and asset management improvements at plant level with established monthly and quarterly targets
	3. **Expand Margins**	• Global total cost productivity and procurement optimization programs are both just beginning • Margin expansion goals will be supported by achieving preferred supplier status with OEMs / improve operational performance
	4. **Deliver Consistent Annual Free Cash Flow**	• Significant FCF improvement in 2023, forecasting continued momentum in 2024 • Targeting similar levels of FCF in 2024, driven primarily by base business results, reinvestment rates, and high-cost capital structure • FCF continues to support further debt reduction and refinancing goals
	5. **Increase New Business Wins**	• Delivered record new business wins in 2023 and expect similar pace of wins in 2024 • Multiple initiatives in development and just beginning • Launching first-ever search engine optimization efforts for enhanced lead generation • Entering new and diverse markets; further upgrading our revenue mix

NN Inc., Q4'23 and Full-Year Earnings Presentation | March 2024 4

$63 Million of New Business Awards

FY'23 New Business Awards: Driving Momentum

- Acceleration of new business win (NBW) program brought strong results in 2H'23, delivering record performance in FY'23
- Over 60 program awards in steering systems, electric motors, commercial vehicles, passenger vehicles, air bag systems, battery management, defense, and vehicle sensors
- Balanced approach across portfolio in desirable, diverse markets
  - New customer additions, strengthening retention with existing customers
  - 92% of FY'23 NBW in diversified business; only 8% ICE-specific
  - Automotive exposure is agnostic to powertrain (ICE, Hybrid, BEV)
- Majority of new wins are in low-cost geographies that are close to NN's end markets

Growth Recap

- Leveraging existing capabilities and open capacity for more wins
  - Stronger use of multi-functional teams
  - Growing sales team to expand commercial reach and breadth
  - Expanding medical market participation – NN Medical

Over $580 million of new business in the current pipeline



NBW Annual Peak Value
(millions)
$41
+54%
Y/Y
$63
FY'22
FY'23



Primary NBW Market Segments: 2023 Wins
(millions)
Steering $18.0
Electrical $11.2
Diesel Injection $9.6
Electric Motors $5.4
Fuel Systems $4.7
Sensors/Cameras $2.7
Battery Management $2.1
Armature Shafts $1.3
Ride Control $0.6
Equipment $0.6

NN Inc., Q4'23 and Full-Year Earnings Presentation | March 2024

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NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 $0 $100 $200 $300 $400 $500 $600 $700 2023 2024 2025 2026 2027 2028 2029 2030 (m il li o n s) TOTAL ADDRESSABLE MARKET – GLOBAL SHIELDS FHEV PHEV BEV 6 New Market – Electrical Connectors and Shields Overt market entry into desirable new market • Prime market for NN’s expertise in high-precision engineered metal products, plating, and knowledge of electrical components • Deepening relationships with market’s largest connector and wire harness manufacturers for commercial & passenger vehicles • Adding to company's material science, in-house prototyping, and machine accuracy Ability to become a market leader • Technical advancement, vertical integration, existing equipment and know-how, industry expertise, product quality, and low-cost sourcing • Knowledgeable leaders, cost structure, product offering, and global footprint allow NN to be immediately competitive 2023 program wins will immediately help 2024 • Using same approach to re-enter medical products market: add knowledgeable leaders, use existing capacity, add new targeted capacity, and enter the market directly with major customers when ready

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 7 Q4’23 Financial Results Were As Expected Sales Drivers • Volume: ~($7M) • Pricing: ~$5M • Taunton & Irvine Closures: ~($3M) (Dollars in millions, except per share data) Q4’22 Q4’23 Δ Net Sales $118.0 $112.5 (4.6%) Operating Income (Loss) ($11.0) ($7.9) ($3.1) Adjusted Operating Income (Loss) ($3.3) ($1.4) $1.9 Adjusted EBITDA $7.8 $10.0 $2.2 Adjusted EBITDA Margin 6.6% 8.9% +2.3% Income (Loss) per Diluted Common Share ($0.33) ($0.50) ($0.17) Adjusted Income (Loss) per Diluted Common Share ($0.12) ($0.10) $0.02 Adj. EBITDA Drivers • Volume: ~($3M) • Cost Savings: ~$3M • Taunton & Irvine Closures: ~$2M • Overhead Absorption: ~$1M • FX: ~($1M)

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 8 FY’23 Financial Results Were As Expected (Dollars in millions, except per share data) 2022 2023 Δ Net Sales $498.7 $489.3 (1.9%) Operating Income (Loss) ($21.1) ($21.8) ($0.7) Adjusted Operating Income (Loss) $1.9 $3.1 $1.2 Adjusted EBITDA $43.9 $43.1 ($0.8) Adjusted EBITDA Margin 8.8% 8.8% - Income (Loss) per Diluted Common Share ($0.83) ($1.35) ($0.52) Adjusted Income (Loss) per Diluted Common Share ($0.19) ($0.29) ($0.10) Sales Drivers • Volume: ~($32M) • Pricing: ~$31M • Taunton & Irvine Closures: ~($6M) • Customer Settlements: ~($2M) • FX: ~($1M) Adj. EBITDA Drivers • Volume: ~($11M) • Taunton & Irvine Closures: ~$8M • Cost / Performance: ~$5M • FX: ~($3M) • Customer Settlements: ~($2M) • Overhead Absorption: ~$2M

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 Mobile Solutions: Machined Products - Q4’23 Highlights 9 Q4 Sales up 1.8%, or $1.2 million, from prior year (+) Pricing (+) Foreign exchange effects (-) Volume Q4 Profitability (+) Improved product mix and operating performance within several facilities (+) Benefits of right-sizing indirect labor support Comments • 2023 new business wins in-line with the business plan • China wins were above plan and other regions gaining traction • Growth target and plans set for 2024 • Reinforcing the sales team, globally • Aggressive use of digital tools, including SEO for sales leads • Strong cost-down program in place • Operating performance improving in-line with business plan • Protecting cash flow through capital expenditure and working capital management

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 Power Solutions: Stamped Products - Q4’23 Highlights 10 Q4 Sales down 13.4%, or $6.7 million, from prior year (-) Aerospace and defense sales decline due to Irvine, CA and Taunton, MA facility closures (-) General industrial market and commercial truck component sales decline due to broader market softness (-) Lower auto component sales driven by customer inventory management, and market share loss with one customer Q4 Profitability (+) Rationalized unprofitable businesses within Taunton, MA and Irvine, CA facilities and eliminated redundant fixed costs (+) Benefits of right-sizing indirect labor support (-) Volume Comments • Average daily sales increased sequentially in Q4, continuing to grow • Adding dedicated sales personnel to gain new awards • Advancing capabilities with push into connectors and shields • Managing free cash flow carefully

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 11 Balance Sheet Optimization Plan Strong Organizational Commitment • Implemented much tougher stance on balancing cash inflows with outflows, reducing leverage, and increasing liquidity o Showing strong early results o 3.20x leverage, down vs. 3.37x in Q3’23 • Plan to reduce leverage below 3.0x in 2024 while implementing stronger, focused growth program Free Cash Flow Focus to Support Balance Sheet Optimization and Positioning for Refinancing • 2023 free cash flow of $11.7M; committed to similar performance in 2024 • Footprint actions to lower debt, reduce cost of capital, and eliminate costs o Sale leaseback transaction and corporate footprint reduction • Capex of $4.2M in Q4’23 as expected • Free cash flow expected to be driven primarily by improved profitability, including improvements at underperforming facilities and continued cost out initiatives (Dollars in millions) 9/30/23 12/31/23 Short-term Debt $8.8 $6.0 Long-term Debt $150.7 $153.9 Funded Debt $159.5 $159.9 Cash $21.8 $21.9 Net Debt $137.7 $138.0 TTM Adjusted EBITDA $40.9 $43.1 Net Debt to Adjusted EBITDA 3.37x 3.20x $(4.1) $1.3 $11.7 $(5) $- $5 $10 $15 $20 Q1'23 Q2'23 Q3'23 Q4'23 Trailing 12 Month Free Cash Flow (millions) Step-change in FCF generation under transformation $16.9

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 2024 Outlook: Transformation Impacts Will Continue to Build • Net sales flat to low single digit % increase; inclusive of impact from shedding unprofitable business; not enough predecessor wins in 2022 and early 2023 • Adjusted EBITDA growth due to cost-out and fixing underperforming areas • Deliver positive free cash flow performance in FY’24 on improved EBITDA and margins o Will reinvest capex at $20 million rate • Upsized and continued aggressive growth program o Grow share with all open capacity – existing and new customers o Targeted growth in several new areas • Outlook assumes steady end-market demand with exception of NA commercial vehicle market declining vs 2023 • Business is currently on track with full year 2024 projections (millions) 2024 Outlook Net Sales $485 - $510 Adjusted EBITDA $47 - $55 Free Cash Flow $10 - $15 New Business Wins $55 - $70 Net Leverage <3.0x 12

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 Appendix 13

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 14 Non-GAAP Financial Measures Footnotes The Company discloses in this presentation the non-GAAP financial measures of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. Over the past five years, we have completed several acquisitions, one of which was transformative for the Company, and sold two of our businesses. The costs we incurred in completing such acquisitions, including the amortization of intangibles and deferred financing costs, and these divestitures have been excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, which we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations.

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA 15

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA 16

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Income (Loss) per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share 17

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Income (Loss) per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share 18

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 Reconciliation of Operating Cash Flow to Free Cash Flow 19

NN Inc., Q4’23 and Full-Year Earnings Presentation | March 2024 Thank You 20 Joe Caminiti or Stephen Poe, Investors Tim Peters, Media NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts